LANDAUER, INC.

                 2 SCIENCE ROAD, GLENWOOD, ILLINOIS 60425-1586
                           TELEPHONE (708) 755-7000




NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


      Notice is hereby given that the annual meeting of stockholders of Landauer, Inc., will be held at the office of Sidley Austin Brown & Wood, 55th Floor Conference Center, Bank One Plaza, 10 South Dearborn Street, Chicago, Illinois, at 4:00 p.m., local time, on Wednesday, February 27, 2002 for the following purposes:

      1. To elect three directors to hold office for a term of three years each.

      2. To vote on the proposal to approve the selection of Arthur Andersen LLP as the auditors of the Company for the fiscal year ending September 30, 2002.

      3. To vote on the proposal for the amendment and restatement of the Landauer, Inc. Amended and Restated 1996 Equity Plan.

      4. To vote on the proposal for the amendment and restatement of the Landauer, Inc. 1997 Non-Employee Directors Stock Option Plan.

      5. To transact such other business as may properly come before the meeting.

      Only stockholders of record at the close of business on December 21, 2001 are entitled to notice of and to vote at the meeting.


IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE YOUR PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING AND VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.



                                     James M. O'Connell
                                     Vice President, Treasurer, Secretary
                                     and Chief Financial Officer


January 11, 2002

                                PROXY STATEMENT

                Approximate Date of Mailing:  JANUARY 11, 2002


                 INFORMATION CONCERNING THE PROXY SOLICITATION

      The enclosed proxy is solicited by the board of directors of Landauer, for use at our annual meeting of stockholders to be held on Wednesday, February 27, 2002 at 4:00 p.m., local time, at the office of Sidley Austin Brown & Wood, 55th Floor Conference Center, Bank One Plaza, 10 South Dearborn Street, Chicago, Illinois, or any adjournments or postponements thereof. You may revoke your proxy at any time prior to it being voted by giving written notice to the Secretary of Landauer, by submission of a later dated proxy or by voting in person at the meeting. The costs of solicitation, including the preparation, assembly and mailing of proxy statements, notices and proxies, will be paid by Landauer. Solicitations will be made by mail and, in addition, may be made by the officers and employees of Landauer personally or by telephone or telegram. Forms of proxies and proxy material may also be distributed, at our expense, through brokers, custodians and others to the beneficial owners of Common Stock. The mailing address of Landauer's principal executive office is 2 Science Road, Glenwood, Illinois 60425.

      On December 21, 2001, Landauer had outstanding 8,737,846 shares of Common Stock, which is its only class of voting stock, held of record by approximately 600 holders. Only stockholders of record at the close of business on December 21, 2001 will be entitled to receive notice of and to vote at the meeting. With respect to all matters that will come before the meeting, each stockholder may cast one vote for each share registered in his name on the record date. A stockholder may, with regard to the election of directors (i) vote for the election of all named director nominees, (ii) withhold authority to vote for all named director nominees or (iii) vote for the election of all named director nominees other than any nominee with respect to whom the stockholder withholds authority to vote by so indicating in the appropriate space on the proxy. A stockholder may, with respect to the proposal to approve the selection of Arthur Andersen LLP as auditors (i) vote FOR such proposal, (ii) vote AGAINST such proposal or (iii) ABSTAIN from voting on such proposal. A stockholder may, with respect to the proposal to amend and restate the Landauer, Inc. 1996 Equity Plan (as amended and restated through November 1998) (i) vote FOR such proposal, (ii) vote AGAINST such proposal or (iii) ABSTAIN from voting on such proposal. A stockholder may, with respect to the proposal to amend and restate the Landauer, Inc. 1997 Non-Employee Directors Stock Option Plan (i) vote FOR such proposal, (ii) vote AGAINST such proposal or (iii) ABSTAIN from voting on such proposal.

The shares represented by every proxy received will be voted, and where a choice has been specified, the shares will be voted in accordance with the specification so made. If no choice has been specified on the proxy, the shares will be voted FOR the election of the nominees as directors, and FOR approval of Arthur Andersen LLP as auditors. The proxy also gives authority to the proxies to vote the shares in their discretion on any other matter presented at the meeting. If a proxy indicates that all or a portion of the shares represented by such proxy are not being voted with respect to a particular proposal, such non-voted shares will not be considered present and entitled to vote on such proposal, although such shares may be considered present and entitled to vote on other proposals and will count for the purpose of determining the presence of a quorum. An abstention with respect to a proposal has the effect of a vote against a proposal.

                     BENEFICIAL OWNERSHIP OF COMMON STOCK

      The following table provides information as of December 21, 2001 concerning beneficial ownership of Common Stock by each person known by Landauer to own beneficially more than 5% of the outstanding shares of Common Stock, each director, each director nominee, each executive officer named under the caption "Executive Compensation" and all directors and executive officers as a group. Unless otherwise noted, the listed persons have sole voting and dispositive powers with respect to shares held in their names, subject to community property laws if applicable.

                                                  Number
                                               Beneficially     Percent
Name of Beneficial Owner                          Owned         of Class
------------------------                       ------------     --------

T. Rowe Price Associates                        637,200 (1)         7.1%
First Pacific Advisors, Inc.                    682,000 (2)         7.6%
Kayne Anderson Investment
  Management, LLC                               553,327 (3)         6.2%
Robert J. Cronin                                  5,500 (4)          *
Dr. E. Gail de Planque                                   0           *
Dr. Gary D. Eppen                                 3,900 (4)          *
Thomas M. Fulton                                225,856 (5)         2.5%
M. Christine Jacobs                                      0           *
Richard R. Risk                                   5,500 (4)          *
Paul B. Rosenberg                             78,820 (4, 6)          *
Michael D. Winfield                               2,958 (4)          *
Robert M. Greaney                                27,937 (7)          *
Brent A. Latta                                   74,952 (8)          *
James M. O'Connell                               46,167 (9)          *
Dr. R. Craig Yoder                              57,111 (10)          *
Joseph M. Zlotinicki                            21,250 (11)          *
All directors and executive officers
  as a group (13 persons)                      549,951 (12)         6.2%

__________

 * Less than one percent.

(1) As reported in a statement on Schedule 13G filed with the Securities and Exchange Commission on February 14, 2001. Includes 547,900 shares owned by the T. Rowe Price Small Cap Value Fund, Inc. T. Rowe Price Associates expressly disclaims that it is the beneficial owner of such securities. The address of this stockholder is 100 East Pratt Street, Baltimore, MD 21201.

(2) As reported in a statement on Schedule 13G filed with the Securities and Exchange Commission on February 7, 2001. The address of this stockholder is 11400 West Olympic Blvd., Los Angeles, CA 90064.

(3) As reported in a statement on Schedule 13G filed with the Securities and Exchange Commission on February 15, 2001. The address of the stockholder is 1800 Avenue of the Stars, Los Angeles, CA 90067.

(4) Includes 2,500 shares subject to options exercisable within 60 days after December 21, 2001.

(5) Includes 1,000 shares subject to options exercisable within 60 days after December 21, 2001.

(6) Includes 22,105 shares owned by Mr. Rosenberg's wife to which he disclaims beneficial ownership.

(7) Includes 11,250 shares subject to options exercisable within 60 days after December 21, 2001.

(8) Includes 57,500 shares subject to options exercisable within 60 days after December 21, 2001.

(9) Includes 35,000 shares subject to options exercisable within 60 days after December 21, 2001.

(10) Includes 42,500 shares subject to options exercisable within 60 days after December 21, 2001

(11) Includes 21,250 shares subject to options exercisable within 60 days after December 21, 2001.

(12) Includes 181,000 shares subject to options exercisable within 60 days after December 21, 2001.



                             ELECTION OF DIRECTORS

      Members of Landauer's board of directors are divided into three classes serving staggered three-year terms. During 2001, the number of directors was increased from seven to nine. To fill the two vacancies,
M. Christine Jacobs was appointed to the class having a term expiring in 2003 and Dr. E. Gail de Planque was appointed to the class having a term expiring in 2004. The terms of three of the nine current directors
(Robert J. Cronin, Brent A. Latta and Richard R. Risk) expire at the annual meeting. They are Landauer's nominees for re-election to a three-year term.

Our by-laws provide that nominations for directorships by stockholders may be made only pursuant to written notice received at our principal office not less than 50 nor more than 75 days prior to the meeting. No such nominations were received for the meeting. Directors are elected by a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Thus, assuming a quorum is present, the three persons receiving the greatest number of votes will be elected to serve as directors. Accordingly, withholding authority to vote for a director and non-votes with respect to the election of directors will not affect the outcome of the election of directors. If a nominee should become unavailable for election, the persons voting the accompanying proxy may in their discretion vote for a substitute.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE NAMED NOMINEES AS DIRECTORS OF LANDAUER.

      The following table contains certain information as to the three nominees for election at the annual meeting and each other person whose term of office as a director will continue after the meeting. The nominees for election at the meeting are indicated by an asterisk.

                Expira-                                 Director of
                tion                                    Landauer of
                Date of                                its Predessor
                Current  Past Business Experience     Tech/Ops, Inc.
Name            Term     and Other Directorships           Since
----            -------  ------------------------      -------------
* Robert J.
  Cronin (2,3)
   Age - 57     2002     Chairman of the Board and         1997
                         Chief Executive Officer of
                         Wallace Computer Services
                         until January 2000; previously
                         President, Chief Executive
                         Officer and director; now
                         retired.  Mr. Cronin joined
                         Wallace Computer Services
                         in 1967, initially holding
                         various sales management
                         positions.  Wallace Computer
                         Services is a provider of
                         information management
                         products, services and
                         solutions.

                Expira-                                 Director of
                tion                                    Landauer of
                Date of                                its Predessor
                Current  Past Business Experience     Tech/Ops, Inc.
Name            Term     and Other Directorships           Since
----            -------  ------------------------      -------------
Dr. E. Gail
  de Planque
 Age - 56       2004     Since 2000, President,            2001
                         Strategy Matters, Inc., and,
                         since 1998, Director,
                         Energy Strategies Consultancy,
                         Ltd.  Strategy Matters, Inc.
                         and Energy Strategies Con-
                         sultancy, Ltd. each provide
                         consulting services to the
                         energy and nuclear industries.
                         From 1991 to 1995, Dr. de Planque
                         was a Commissioner with the
                         U.S. Nuclear Regulatory Com-
                         mission.  In 1967, she joined
                         the Health and Safety Laboratory
                         of the U.S. Atomic Energy Commission
                         (now the Environmental Measure-
                         ments Laboratory) where she
                         served as Director from 1987 to
                         1991 and as Deputy Director from
                         1982 to 1987.  Dr. de Planque
                         is a Director of Northeast
                         Utilities, British Nuclear
                         Fuels, Inc., and British Nuclear
                         Fuels, plc.  She is a member
                         of the Texas Utilities Electric
                         Operation Review Committee and
                         a consultant to the United
                         National International Atomic
                         Energy Agency.
Dr. Gary D.
  Eppen (1,4)
 Age - 65
                2004     Ralph and Dorothy Keller          1992
                         Distinguished Service Professor
                         Emeritus of Operations Management,
                         Graduate School of Business,
                         The University of Chicago.
                         From July 1998 to June 2001
                         Dr. Eppen was Deputy Dean of
                         Part-time Programs and Professor
                         of Industrial Administration.  From
                         1970 to 1998 he was Professor of
                         Industrial Administration.
                         Dr. Eppen is also a director of
                         The Hub Group Inc., Lombard,
                         Illinois, an intermodal trans-
                         portation marketing company.
Thomas M.
  Fulton  (4)
 Age - 68       2003     President and Chief Execu-        1988
                         tive Officer of Landauer from
                         January 1988 until December
                         1998; previously General
                         Manager of the personnel
                         dosimetry division of Tech/Ops,
                         Inc., Landauer's predecessor;
                         now retired.  Mr. Fulton is a
                         Director of Great Lakes

                Expira-                                 Director of
                tion                                    Landauer of
                Date of                                its Predessor
                Current  Past Business Experience     Tech/Ops, Inc.
Name            Term     and Other Directorships           Since
----            -------  ------------------------      -------------

                         Chemical Corporation, a
                         diversified producer of
                         chemicals, and Octel Corpor-
                         ation, a fuel additives
                         and specialty chemicals
                         company.

M. Christine
  Jacobs
 Age - 50       2003     Since 1998 Chairman of the        2001
                         Board and since 1993 President
                         and Chief Executive Officer
                         of Theragenics Corporation,
                         a manufacturer of implantable
                         radiation devices for the
                         treatment of cancer. Ms. Jacobs
                         is a director of McKesson
                         HBOC, a healthcare services
                         company.
* Brent A.
    Latta (1)
 Age - 58       2002     President and Chief Execu-        1998
                         tive Officer of Landauer
                         since December 1998.
                         Mr. Latta joined Landauer in
                         1987 as Vice President -
                         Marketing and served in such
                         capacity until 1997 when
                         he was elected Executive
                         Vice President.
* Richard R.
    Risk (2,3)
 Age - 55       2002     President and Chief Execu-        1997
                         tive Officer of Advocate
                         Health Care since 1995;
                         previously Mr. Risk served
                         as President and CEO of
                         EHS Health Care (which merged
                         into Advocate Health Care).
                         Advocare Health Care specializes
                         in health care management.
Paul B.
  Rosenberg (2)
 Age - 69       2003     Mr. Rosenberg was from            1988
                         1988 to 1999 President and
                         Chief Executive Officer of
                         Tech/Ops Corporation, a
                         Boston, Mass. consulting
                         firm; now retired.  He is
                         a director of Tech/Ops
                         Sevcon, Inc., Boston, Mass.,
                         a manufacturer of electronic
                         controllers.

                Expira-                                 Director of
                tion                                    Landauer of
                Date of                                its Predessor
                Current  Past Business Experience     Tech/Ops, Inc.
Name            Term     and Other Directorships           Since
----            -------  ------------------------      -------------
Michael D.
  Winfield
  (1,3,4)
 Age - 62       2004     Since January 2001,               1994
                         director of UOP LLC, a
                         general partnership of
                         Honeywell International,
                         Inc. and Dow Chemical Company,
                         engaged in the licensing of
                         technologies to the oil
                         refining and petrochemical
                         industries.  Mr. Winfield
                         was President and Chief
                         Executive Officer of
                         UOP from February 1992 to
                         January 2001, and from 1983
                         to 1992, a Vice President.

      Member of the (1) executive committee, (2) audit committee,
      (3) compensation committee, (4) governance committee.

      The board of directors has an audit committee, a compensation committee, an executive committee and a governance committee. The audit committee assists the board of directors in fulfilling its oversight responsibilities with respect to financial reports and other financial information and recommends the appointment of independent public accountants to the board of directors. The audit committee operates pursuant to a charter adopted by the board of directors. The audit committee charter was attached as Exhibit A to the definitive proxy statement filed by Landauer with the Securities and Exchange Commission on December 27, 2000 in connection with its 2001 annual meeting of stockholders. Each of the audit committee's three members meets the independence requirements established by the American Stock Exchange. The executive committee represents a quorum of directors who are able to meet with a minimum of delay in the event any time sensitive matter requires immediate attention. The compensation committee approves all executive compensation and has responsibility for granting stock options to eligible members of management and administering our stock option and incentive plans. The governance committee establishes corporate governance policy and selects nominees for the board of directors. The governance committee will consider nominees that have been properly and timely recommended by stockholders. See "Stockholder Proposals." The membership of each committee other than the executive committee consists exclusively of non-employee directors. During fiscal 2001, the audit committee met three times (other than to conduct its quarterly financial reviews), the compensation committee met twice and the governance committee met once. The executive committee did not meet.

      During fiscal 2001, the board of directors held a total of five meetings. No director attended fewer than 75 percent of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by all committees of the board on which such director served.

      Mr. Risk, the chairman of the audit committee, Mr. Robert J. Cronin, the chairman of the compensation committee, and Dr. Gary D. Eppen, the chairman of the governance committee, were paid $25,000 each in fiscal 2001 for their services as directors. The other directors (except Mr. Latta) were paid $24,000 each. Landauer maintains a stock option plan for its non-employee directors that provides an option for each eligible director to purchase 5,000 shares of Common Stock at the fair market value on the date of grant and vests ratably over 10 years. The plan, approved by stockholders at the 1997 annual meeting, granted options to seven directors for a total of 35,000 shares at an option price of $22.31 per share on January 29, 1997. An additional grant of options to Thomas Fulton for 5,000 shares at an option price of $26.06 was made on November 11, 1999. The board of directors is proposing an amendment and restatement of this plan for stockholder approval. See "Approval of Amendment and Restatement of 1997 Non-Employee Directors Stock Option Plan." Landauer formerly maintained a directors' retirement plan that provides certain retirement benefits for non-employee directors. This plan was terminated in January 1997. Benefits accrued under the retirement plan are frozen and will be payable to directors upon their retirement at age 70. As of September 30, 2001, the aggregate liability for these benefits amounted to $325,000, which has been accrued in the financial statements.

                            EXECUTIVE COMPENSATION

      The following summary compensation table sets forth the compensation for services to Landauer for the last three fiscal years of the President and Chief Executive Officer four other most highly compensated executive officers (the "Named Executive Officers".)



                          SUMMARY COMPENSATION TABLE

                                                       Long-Term
                                      Annual         Compensation
                                   Compensation         Awards        All
                                -------------------  ------------     Other
                                                       Securities    Compen-
Name and              Fiscal                           Underlying    sation
Principal Position     Year    Salary($)   Bonus($)    Options(#)    ($)(1)
-------------------   ------   ---------   --------    ----------    -------

Brent A. Latta
 President &
 Chief Executive
  Officer               2001    $276,250   $192,500          --       $1,150
                        2000     262,500    130,000          --        1,150
                        1999     241,250     60,000        50,000      1,150

James M. O'Connell
 Vice President,
 Treasurer, Secre-
 tary & Chief
 Financial Officer      2001    $173,250   $ 96,300          --       $1,150
                        2000     166,550     58,000          --        1,150
                        1999     160,250     45,000        20,000      1,150

R. Craig Yoder
 Senior Vice
 President -
 Marketing &
 Technology             2001    $185,500   $110,000          --       $1,150
                        2000     170,250     60,000          --        1,150
                        1999     162,500     50,000        30,000      1,150

Joseph M.
 Zlotnicki (2)
 Vice President -
 International          2001    $122,500   $ 68,800          --       $1,150
                        2000     105,750     40,000          --        1,150

Robert M.
 Greaney (3)
 Vice President -
 Operations             2001    $139,000   $ 78,100          --       $1,150


(1) Represents the Company's contribution to its 401(k) plan on behalf of each of these employees.

(2)   Mr. Zlotnicki was elected as Vice President on June 28, 2000.

(3)   Mr. Greaney was elected as Vice President on February 3, 2001.

                   AGGREGATED OPTION EXERCISES IN LAST YEAR
                       AND FISCAL YEAR-END OPTION VALUES

      Information regarding the exercise of stock options during the last fiscal year and the holdings of unexercised stock options at September 30, 2001 by Landauer's Named Executive Officers is shown below.

                                       Number of Shares        Value of
                                          Underlying          Unexercised
                                         Unexercised         In-the-Money
                                        Options Held at      Options at
                 Shares                  September 30,       September 30,
                Acquired                    2001 (#)         2001 ($) (1)
                  on       Value      -----------------   -----------------
                Exercise  Realized    Exer-     Unexer-   Exer-     Unexer-
Name              ($)        ($)      cisable   cisable   cisable   cisable
----            --------  --------    -------   -------   -------   -------

Brent A.
 Latta             3.099  $ 59,500     45,000    25,000  $536,812  $187,813

James M.
 O'Connell        13,119   384,938     30,000    10,000   424,125    75,125

R. Craig
 Yoder             3,099    59,500     35,000    15,000   461,687   112,688

Joseph M.
 Zlotnicki             -         -     17,500     7,500   230,844    56,344

Robert M.
 Greaney           4,669   144,500      7,500     7,500    56,344    56,344


(1) Aggregate market value on September 30, 2001 less aggregate exercise price.


      EMPLOYMENT AND COMPENSATION AGREEMENTS. Landauer has entered into employment agreements with Messrs. Latta and O'Connell and Dr. Yoder providing for their employment in their respective capacities indefinitely.

The agreements provide that, in the event of termination of employment under certain circumstances by Landauer other than for cause, death, disability or voluntary termination, or by the executive for good reason (which includes a good faith determination by the executive that he believes that he will not be able to effectively discharge his duties or where Landauer fails to obtain an assumption in writing of its obligations under the agreement by a successor, as defined) the executive will become entitled to continuation of base salary and average bonuses determined in accordance with the agreement for a period of eighteen months and certain other benefits. The amounts otherwise payable to the executive will be offset by any compensation earned by the executive from employment with a new employer during the eighteen-month period but will not be reduced below an amount equal to six month's base salary and average bonuses. The benefits payable to Messrs. Latta and O'Connell and Dr. Yoder under these agreements if their employment had been terminated as of September 30, 2001 would have had an estimated value of $648,000, $381,000 and $425,000, respectively.

      RETIREMENT PLAN AND SUPPLEMENTAL RETIREMENT PLAN. Messrs. Latta, O'Connell, Zlotnicki, Greaney and Dr. Yoder participate in Landauer's retirement plan, a defined benefit plan under which benefits are based upon the average of the annual rates of base salary in effect as of October 1 of each year for the period of five consecutive years which produces the highest such average and also based on years of service as set forth below.

U.S. tax law places limitations on the annual compensation eligible for benefit consideration and on the aggregate annual amount payable to an individual under qualified retirement plans.

      Messrs. Latta and O'Connell, Zlotnicki, Greaney and Dr. Yoder also participate in Landauer's supplemental key executive retirement plan, under which a participant is entitled to such payments during his life after retirement at age 65 as may be necessary, when added to his benefits under other company-funded retirement or profit sharing plans, to provide a minimum annual benefit equal to 50% of his highest five-year average or final base salary, whichever is greater. Such payments continue to a participant's spouse after the participant's death, but at a decreased percentage of 25%. Benefits are reduced by 2% (1% for spouses) for each year of service less than 25 years.

      The following table sets forth information concerning the combined annual benefits payable pursuant to the retirement plan on a straight-life annuity basis and the supplemental retirement plan on a 50% joint-and-survivor basis upon retirement at age 65 for specified compensation levels (assuming continuation of 2001 fiscal year base salary) and years of service classifications. Benefits under the retirement plan and the supplemental retirement plan are computed solely on the base salary of participants, exclusive of bonuses, incentive and other compensation. Benefits under the retirement plan that are reduced on account of Social Security entitlement on the basis of the Internal Revenue Service permitted disparity rules may be reinstated under the supplemental retirement plan.


                              PENSION PLAN TABLE

Earnings
on Which
Combined                      Estimated Combined Annual Pension
Retirement                   Based on Years of Service Indicated
Benefits         -----------------------------------------------------------
are Based       20 years     25 years     30 years     35 years     40 years
---------       --------     --------     --------     --------     --------
$ 150,000       $ 60,000     $ 75,000     $ 75,000     $ 85,500     $ 98,600
  200,000         80,000      100,000      100,000      100,000      133,600
  250,000        100,000      125,000      125,000      125,000      133,600
  300,000        120,000      150,000      150,000      150,000      150,000
  350,000        140,000      175,000      175,000      175,000      175,000

      Credited years of service at September 30, 2001 were 14 for Mr. Latta, 11 for Mr. O'Connell, 18 for Dr. Yoder, 11 for Mr. Zlotnicki and 25 for Mr. Greaney. Credited years of service at age 65 would be 21 for Mr. Latta, 22 for Mr. O'Connell, 35 for Dr. Yoder, 31 for Mr. Zlotnicki and 42 for Mr. Greaney.


                         COMPENSATION COMMITTEE REPORT

      Landauer's compensation program is designed to motivate and retain employees by encouraging and rewarding performance. The program is administered by the compensation committee of the board of directors (the "Committee"), consisting of three independent outside directors who are not employees of Landauer. The Committee regularly reviews and approves generally all of Landauer's compensation and fringe benefit programs and also reviews and determines the base salary and incentive compensation of the Named Executive Officers, as well as stock option grants to all employees. All compensation actions taken by the Committee are reported to the full board of directors. The Committee also reviews and makes recommendations to the board on policies and programs for the development of management personnel, as well as management structure and organization. The Committee administers Landauer's Amended and Restated 1996 Equity Plan (the "Equity Plan") and 2000 Incentive Compensation Plan for Executive Officers (the "Executive Officer Plan"); each of which was approved by the Committee, the board of directors and stockholders.

      Landauer believes that stock options are an important incentive to motivate executive officers and other key employees for improved long-term performance of Landauer. Landauer considers stock ownership, options currently held and options previously granted when granting options.

      Landauer believes that the combination of salary, incentive compensation and the award of stock options is the best tool for compensating its executive officers and senior managers to promote uniform excellence, long-term commitment and team performance. Management salaries are determined as a result of individual performance, level of responsibility and experience. Landauer reviews these salaries annually and measures them against compensation data obtained from published compensation surveys and surveys that the Committee makes of peer companies. The peer companies are generally of about the same size as Landauer in terms of market capitalization and profitability and are in technical or service, rather than consumer or distribution, fields. These companies are not included in the Industry Index under "Performance Graph".

Landauer believes that its competitors for executive talent are not necessarily companies which engage in the same business as Landauer and, therefore, the companies used for comparative compensation purposes generally differ from the companies included in the testing laboratory group.

      The Executive Officer Plan covers executive officers who are elected by the board of directors to such offices and establishes an incentive pool which is related to aggregate executive officer base salary and performance of Landauer relative to (i) budgeted operating income and (ii) achievement of budgeted revenues. The target incentive compensation award, as a percentage of individual executive officer base salary, is 50% for the Chief Executive Officer and 40% for Vice Presidents. The actual size of the incentive compensation pool available for award varies based upon actual financial performance for operating income and revenue achievement.

      OPERATING INCOME COMPONENT. At 100% actual-to-budget operating income the aggregate executive officer incentive compensation pool is equal to 100% of the sum of the target awards for each executive officer. From 100% to 120% actual-to-budget operating income the aggregate executive officer incentive compensation pool is prorated from 100% to 200% of the sum of the target awards for each executive officer. At or above 120% actual-to-budget operating income the aggregate executive officer incentive compensation pool is equal to 200% of the sum of the target awards for each executive officer. At or below 90% actual-to-budget operating income the pool available for incentive compensation is zero.

      REVENUE ACHIEVEMENT COMPONENT. Revenue achievement, as measured by percent actual-to-budget revenues, serves to modify the award based upon operating income. At revenue achievement levels above 98% and below 102% no adjustment is required. At 96% revenue achievement the aggregate amount of the executive officer incentive compensation pool determined on the basis of operating income is reduced by 20%. At 94% revenue achievement the reduction is 40%. The sole increase in the aggregate amount of the pool occurs where revenue achievement is above 102% at which level the percent of target bonus to be paid is increased by 20 percentage points.

      The amount of tentative incentive award for any executive officer is determined by multiplying the executive's base salary by the actual incentive award percentage. The actual incentive award percentage is the target award percentage (50% or 40%) multiplied by the percentage of target award determined by the operating income and revenue achievement components. Two-thirds of the tentative incentive award is payable to the executive officer based solely on these financial performance measures. With respect to the balance remaining in the pool for the fiscal year, the compensation committee will have the discretion to award any executive officer an amount ranging from zero to one-third of the award such executive officer would otherwise receive.

      The aggregate amount of incentive compensation awards for any fiscal year under the Executive Officer Plan and other incentive compensation plans is limited to 6% of Landauer's operating income for such fiscal year.

Recognizing that extraordinary positive or negative non-operating events can and do occur, the Committee may elect to make adjustments to the incentive compensation calculations to reflect the impact of those events. During fiscal 2001 no such adjustments were considered in its decision to award incentive compensation for executive officers.

      The recommended base salary and incentive compensation award for the Chief Executive Officer is determined each year by the Committee based upon overall financial performance of Landauer and the performance of the Chief Executive Officer relative to corporate objectives and other factors under the terms of the Executive Officer Plan. Mr. Latta's base salary and incentive compensation for fiscal 2001 was an aggregate of $468,750. The increase in Mr. Latta's base salary related to the level of responsibility and accountability of the Chief Executive Officer, as well as external factors such as inflation and base salary levels in comparable companies. The amount of incentive compensation awarded to Mr. Latta was determined based on actual financial performance relative to planned operating income, revenue achievement and individual performance relative to stated objectives under the terms of the Executive Officer Plan. Mr. Latta achieved substantially all of the personal objectives established by the board of directors during fiscal 2001.



                    MEMBERS OF THE COMPENSATION COMMITTEE:

                         Robert J. Cronin, Chairman
                         Richard R. Risk
                         Michael D. Winfield

                            AUDIT COMMITTEE REPORT

      Landauer's Audit Committee has reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended September 30, 2001. Additionally, the committee has reviewed and discussed with management and the independent auditors the Company's unaudited interim financial statements as of and for the end of each fiscal quarter. These discussions occur prior to the issuance of news releases reporting quarterly results.

      The committee discussed with Arthur Andersen LLP, our independent auditors, the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, of the Auditing Standards Board of the American Institute of Certified Public Accountants.

      The committee received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard
No. 1, Independence Discussions with Audit Committees, as amended, of the Independence Standards Board, and discussed with the auditors the auditors' independence. In addition, the committee considered whether the provision by the independent auditors of non-audit services is compatible with maintaining the independent auditors' independence from management and the Company.

      Based on the reviews and discussions referred to above, the committee recommended to the board of directors that the audited fiscal year-end financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001.


                        MEMBERS OF THE AUDIT COMMITTEE:

                         Richard R. Risk, Chairman
                         Robert J. Cronin
                         Paul B. Rosenberg



                      FEES BILLED BY INDEPENDENT AUDITORS

      AUDIT FEES. Aggregate fees billed for professional services rendered by Arthur Andersen LLP, our independent auditors, for the audit of Landauer's financial statements for the fiscal year ended September 30, 2001, as well as for reviews of the financial statements in Landauer's Forms 10-Q during such fiscal year were $75,000

      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Landauer did not engage the independent auditors to provide financial information systems design and implementation during the fiscal year ended September 30, 2001.

      ALL OTHER FEES. Aggregate fees billed for all other services rendered by our independent auditors during the fiscal year ended
September 30, 2001 were $131,940.

                               PERFORMANCE GRAPH

      The following graph reflects a comparison of the cumulative total return (change in stock price plus reinvested dividends) assuming $100 invested in Landauer's Common Stock, in the American Stock Exchange ("AMEX") Index, and in an industry index represented by a group of testing laboratories during the period from September 30, 1996 through September 30, 2001. The comparisons in the following table are historical and are not intended to forecast or be indicative of possible future performance of Landauer's Common Stock.


                     VALUE OF INVESTMENT AT SEPTEMBER 30,
                     ------------------------------------

                                1996    1997   1998    1999    2000   2001
                                ----    ----   ----    ----    ----   ----
Landauer, Inc.                  $100    $133   $143    $149    $111   $214
AMEX Market Index                100     126    113     146     179    155
Testing Laboratories             100      79     51      61     118     71



                             SELECTION OF AUDITORS

      The stockholders will be asked at the annual meeting to approve the selection of auditors for the fiscal year ending September 30, 2002.
Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois, has served as auditors for Landauer and its predecessor Tech/Ops, Inc. since the latter was formed, and it will be recommended to the stockholders that such firm be selected again. The audit committee, comprised of Richard R. Risk, Paul B. Rosenberg, and Robert Cronin, has approved this recommendation. Representatives of Arthur Andersen LLP will be present at the meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

      If a quorum is present, in order to approve the selection of Arthur Andersen LLP as Landauer's auditors for the fiscal year ending September 30, 2002, a majority of the shares present in person or by proxy at the annual meeting and entitled to vote on such proposal must vote in favor of it. Accordingly, abstentions will have the same effect as votes against and non-votes will reduce the number of shares considered present and entitled to vote on the proposal.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE SELECTION OF ARTHUR ANDERSEN LLP AS AUDITORS OF LANDAUER FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2002.

                   APPROVAL OF AMENDMENT AND RESTATEMENT OF
                     AMENDED AND RESTATED 1996 EQUITY PLAN


GENERAL

      The board of directors is proposing for stockholder approval an amendment and restatement of the Landauer, Inc. Amended and Restated 1996
Equity Plan.   The amendment and restatement, titled the "Landauer Inc.
1996 Equity Plan, As Amended and Restated through November 8, 2001" (the "Plan"), was approved by the board of directors on November 8, 2001, subject to stockholder approval.

      The purposes of the Plan are (i) to align the interests of the Company's stockholders and recipients of awards under the Plan by increasing the proprietary interest of such recipients in the Company's growth and success, (ii) to advance the interests of the Company by attracting and retaining officers and other key employees and (iii) to motivate such employees to act in the long-term best interests of the Company's stockholders. Under the Plan, the Company may grant non-qualified stock options, "incentive stock options" (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")), stock appreciation rights ("SARs"), restricted stock, bonus stock, long-range performance awards and performance shares. Officers and other key employees of the Company (approximately 60 persons) will be eligible to participate in the Plan. On January 4, 2002, the average of the high and low transaction prices of a share of Common Stock on the American Stock Exchange was $34.62.

      Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" approval of the Plan.


PROPOSED AMENDMENTS

      The Landauer, Inc. 1996 Equity Plan was originally approved by stockholders at the Company's 1996 Annual Meeting. An amendment and restatement of such plan was approved by stockholders at the Company's 1999 annual meeting. As of December 21, 2001, 36,749 shares of Common Stock were available for awards thereunder. Accordingly, the board of directors adopted the Plan, subject to stockholder approval, which provides, among other things, for an increase in the number of shares that may be awarded thereunder by 350,000 from 410,000 to 760,000. If the Plan is approved by stockholders, an aggregate of 386,749 shares will be available for the future grant of awards under the Plan.

      The Plan also was amended to include change in control provisions so that, upon a Change in Control (as defined in the Plan and as further described below) of the Company, all outstanding awards will be surrendered to the Company in exchange for a cash payment except, in the case of a Change in Control that constitutes a merger or similar transaction in which the stockholders receive publicly traded common stock, all outstanding options and SARs immediately will become exercisable in full, all other awards immediately will vest, and each option, SAR and other award will represent a right to acquire the appropriate number of shares of common stock received in the merger or similar transaction.

      In addition, the method of exercise, tax withholding and non-transferability provisions have been modified slightly and a beneficiary designation provision has been added


DESCRIPTION OF PLAN

      The following is a summary of the Plan, which is qualified in its entirety by reference to the complete text of the Plan, which is attached as Exhibit A to this Proxy Statement and incorporated herein by reference.

      ADMINISTRATION. The Plan will be administered by a committee of the board of directors (the "Committee") consisting of not less than two directors who are "Non-Employee Directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and "outside directors" within the meaning of Section 162(m) of the Code. The
Compensation Committee of the board of directors is expected to serve as the Committee under the Plan.

      Subject to the express provisions of the Plan, the Committee will have the authority to select eligible officers and other key employees who will receive awards and determine all of the terms and conditions of each award. All awards will be evidenced by a written agreement containing such provisions not inconsistent with the Plan as the Committee shall approve. The Committee will also have authority to prescribe rules and regulations for administering the Plan and to decide questions of interpretation or application of any provision of the Plan. Except with respect to grants to executive officers of the Company and persons whose compensation is likely to be subject to the $1 million deduction limit under Section 162(m) of the Code, the Committee may, to the extent permitted by applicable law, delegate some or all of its power and authority to administer the Plan to the Chief Executive Officer or other executive officer of the Company.

      AVAILABLE SHARES. Under the Plan, 760,000 shares of Common Stock are available for awards, subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger, spin-off or other similar change or event. As of December 21, 2001, awards with respect to an aggregate of 373,251 shares of Common Stock have been granted under the Plan. Accordingly, if the Plan is approved by stockholders, an aggregate of 386,749 shares will be available for the future grant of awards under the Plan. The number of available shares will be reduced by the sum of the aggregate number of shares of Common Stock (i) that are issued upon the grant of a restricted stock award or bonus stock award and (ii) which become subject to outstanding options, free-standing SARs and outstanding performance shares. To the extent that shares of Common Stock subject to an outstanding option (except to the extent shares of Common Stock are issued or delivered by the Company in connection with the exercise of a tandem SAR), free-standing SAR, restricted stock award, bonus stock award or performance share are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the delivery of shares of Common Stock to pay all or a portion of the exercise price of an award, if any, or the delivery or withholding of shares of Common Stock to satisfy all or a portion of the tax withholding obligations or other taxes relating to an award, then such shares of Common Stock shall again be available under the Plan. The maximum number of shares of Common Stock with respect to which options and SARs may be granted during any fiscal year to any person is 75,000, subject to adjustment as described above.

      Except in connection with a change in the Company's capital structure or similar event, the Committee may not, without stockholder approval, reduce the exercise price of an outstanding option or base price of an outstanding SAR or cancel outstanding options or SARs and grant substitute awards with lower exercise or base prices.

      CHANGE IN CONTROL. In the event of (i) certain acquisitions of 30% or more of the then outstanding shares of Common Stock, (ii) a change in the board of directors resulting in the incumbent directors ceasing to constitute at least a majority of the board of directors, (iii) the consummation of a reorganization, merger or consolidation or sale or disposition of all or substantially all of the assets of the Company (unless, among other conditions, the Company's stockholders receive more than 60% of the stock of the resulting company) or (iv) the consummation of a liquidation or dissolution of the Company, all outstanding awards will be surrendered to the Company in exchange for a cash payment except, in the case of a merger or similar transaction in which the stockholders receive publicly traded common stock, all outstanding options and SARs immediately will become exercisable in full, all other awards immediately will vest, and each option, SAR and other award will represent a right to acquire the appropriate number of shares of common stock received in the merger or similar transaction.

      EFFECTIVE DATE, TERMINATION AND AMENDMENT. If approved by stockholders at the annual meeting, the Plan will become effective as of the date of the annual meeting and will terminate on February 3, 2009, unless terminated earlier by the board of directors. The board of directors may amend the Plan at any time, subject to any requirement of stockholder approval required by applicable law, rule or regulation and provided that no amendment may be made without stockholder approval if such amendment would, among other things, (i) increase the maximum number of shares of Common Stock available for issuance under the Plan, (ii) reduce the minimum purchase price of an option or base price of an SAR or (iii) extend the term of the Plan.

      STOCK OPTIONS AND STOCK APPRECIATION RIGHTS--GENERAL. Under the Plan, the Committee may grant to eligible participants non-qualified stock options and incentive stock options to purchase shares of Common Stock.
The Committee also may grant stock appreciation rights either independently of, or in tandem with, a stock option. The exercise of an SAR entitles the holder to receive shares of Common Stock (which may be restricted stock), cash or a combination thereof with a value equal to the difference between the fair market value of the Common Stock on the exercise date and the base price of the SAR. The Committee will determine the terms of each option and SAR, including the number and exercise price or base price of the shares subject to the option or SAR, the term of the option or SAR and the conditions to the exercisability of the option or SAR, subject to the limitations set forth below. Upon exercise of an option, the purchase price must be paid in the manner set forth in the agreement relating to the option. Such agreement may provide for payment (i) in cash, (ii) by delivery of certain previously-acquired shares of Common Stock, (iii) by delivery of an irrevocable notice of exercise to a broker-dealer acceptable to the Company or (iv) by a combination of cash and delivery of certain previously-acquired shares of Common Stock. In addition, the Committee has the discretion to permit payment by a full-recourse note or in installments under certain circumstances.

      NON-QUALIFIED STOCK OPTIONS AND STOCK APPRECIATION RIGHTS. The exercise price of a non-qualified option and the base price of an SAR will not be less than 100% of the fair market value of the Common Stock on the date of grant of such option or SAR, provided that the base price of an SAR granted in tandem with an option (a "tandem SAR") will be the exercise price of the related option.

      In the event of termination of employment by reason of retirement on or after age 65 (or prior to age 65 with the consent of the Committee), each non-qualified stock option and SAR will become fully exercisable for a period of no more than one year after the date of such termination of employment (or such other period as determined by the Committee), but in no event after the expiration of such option or SAR. In the event of termination of employment by reason of death or disability, each non-qualified stock option and SAR will become fully exercisable for a period of no more than one year after the date of such termination (or such other period as determined by the Committee), but in no event after the expiration of such option or SAR, subject to extension in certain circumstances. In the event of termination of employment for cause, each option or SAR held by the holder whose employment has been so terminated shall terminate on the date of such termination of employment. In the event of termination of employment for any other reason, each non-qualified stock option and SAR will terminate on a date not later than three months after such termination of employment (or such other period as determined by the Committee), but in no event after the expiration of such option or SAR.

If a holder dies during the specified periods following termination of employment by reason of retirement, disability or for any other reason, each non-qualified stock option or SAR will be exercisable only to the extent that such option or SAR was exercisable on the date of the holder's death, and may thereafter be exercised for a period of no more than one year from the date of death, but in no event after the expiration of such option or SAR, subject to extension in certain circumstances.

      INCENTIVE STOCK OPTIONS. No incentive stock will be exercisable more than ten years after its date of grant, provided that if the recipient of the incentive stock option owns greater than ten percent of the voting power of all shares of capital stock of the Company (a "ten percent holder"), the option will be exercisable for no more than five years after its date of grant. The exercise price of an incentive stock option will not be less than the fair market value of the Common Stock on the date of grant of such option, provided that if the recipient of the incentive stock option is a ten percent holder, the option exercise price will be the price required by the Code, currently 110% of the fair market value of the Common Stock on its date of grant. To the extent that the aggregate fair market value of Common Stock with respect to which an incentive stock option is exercisable for the first time by an individual during a calendar year exceeds the amount established by the Code, currently $100,000, such option will be treated as a non-qualified stock option.

      If the employment of a holder of an incentive stock option terminates by reason of death or permanent and total disability (as defined in Section 22(e)(3) of the Code), such option will become fully exercisable for a period of no more than one year after such termination (or such shorter period as determined by the Committee), but in no event after the expiration of such option. If the employment of a holder of an incentive stock option is terminated by the Company for cause, such option shall terminate automatically on the date of termination of employment. If the employment of a holder of an incentive stock option terminates for any other reason, such option will be exercisable to the extent exercisable on the date of termination for a period of three months after such termination, but in no event after the expiration of such option. If the holder of an incentive stock option dies during the specified periods following termination of employment by reason of permanent and total disability or for any other reason other than for cause, each such option will be exercisable only to the extent such option was exercisable on the date of the holder's death, and may thereafter be exercised for a period of no more than one year (or such shorter period as determined by the Committee), but in no event after expiration of such option.

      BONUS STOCK AND RESTRICTED STOCK AWARDS. The Plan provides for the grant of (i) bonus stock awards, which are vested upon grant, and (ii) stock awards, which may be subject to a restriction period ("restricted stock"). An award of restricted stock may be subject to specified performance measures for the applicable restriction period. Shares of restricted stock will be non-transferable and subject to forfeiture if the holder does not remain continuously in the employment of the Company during the restriction period or, if the restricted stock is subject to performance measures, if such performance measures are not attained during the restriction period; PROVIDED, HOWEVER, that unless otherwise determined by the Committee, termination of employment by reason of retirement on or after age 65 (or prior to age 65 with the consent of the Committee), disability or death, will result in the restricted stock becoming fully vested and any performance measures will be deemed to be satisfied at the maximum level. In the event of termination of employment for any other reason, the portion of a restricted stock award that is then subject to a restriction period will be forfeited and cancelled by the Company. Unless otherwise determined by the Committee, the holder of a restricted stock award will have rights as a stockholder of the Company, including the right to vote and receive dividends with respect to the shares of restricted stock.

      PERFORMANCE SHARE AWARDS. The Plan also provides for the grant of performance share awards. Each performance share is a right, contingent upon the attainment of performance measures within a specified performance period, to receive one share of Common Stock, which may be restricted stock, or the fair market value of such performance share in cash. Prior to the settlement of a performance share award in shares of Common Stock, the holder of such award will have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to the award. Performance shares will be non-transferable and subject to forfeiture if the specified performance measures are not attained during the applicable performance period; PROVIDED, HOWEVER, that termination of employment by reason of retirement on or after age 65 (or prior to age 65 with the consent of the Committee), disability or death, will result in the performance measures being deemed to have been satisfied at the maximum level (if no performance measures are required to be satisfied prior to termination of employment) or to a level proportionate with the actual performance for the portion of the performance period that has expired prior to termination of employment (if any performance measures are required to be satisfied prior to termination of employment). In the event of termination of employment for any other reason, the portion of a performance share award which is then subject to a performance period will be forfeited and cancelled by the Company.

      PERFORMANCE MEASURES. Under the Plan, the vesting or payment of performance share awards and the vesting of certain restricted stock awards will be subject to the satisfaction of performance measures. The exercisability of stock options or SARs also may be subject to the satisfaction of performance measures. Under the Plan, such performance measures may include the following: Common Stock value, earnings per share, return on equity, earnings of the Company, revenues, market share, cash flows or cost reduction goals, or any combination of the foregoing. The performance measures applicable to a particular award will be determined by the Committee. No performance measures currently have been designated by the Committee in connection with any award to be granted under the Plan.

      NON-TRANSFERABILITY. Unless otherwise specified in the agreement relating to an award, no award granted under the Plan will be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company.


FEDERAL INCOME TAX CONSEQUENCES

      The following is a brief summary of certain U.S. federal income tax consequences generally arising with respect to awards under the Plan. The following should not be relied upon as being a complete description of such consequences and does not address the state, local or other tax consequences of awards made under the Plan.

      STOCK OPTIONS. A participant will not recognize any income upon the grant of a stock option. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date the shares were transferred to the participant, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, such shares are disposed of within the above-described period, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (i) the amount realized upon such disposition and (ii) the fair market value of such shares on the date of exercise over the exercise price, and the Company generally will be entitled to a corresponding deduction.

      SARs. A participant who is granted SARs will not recognize any taxable income upon the grant of the SARs. Upon exercise, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company upon exercise, and the Company generally will be entitled to a corresponding deduction.

      RESTRICTED STOCK. A participant receiving restricted stock will not recognize taxable income at the time of the grant, and the Company will not be entitled to a tax deduction at such time, unless the participant makes an election to be taxed at the time restricted stock is granted. If such election is not made, the participant will recognize compensation taxable as ordinary income at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The amount of ordinary income recognized by a participant by making the above-described election or upon the lapse of the restrictions is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income, rather than dividend income, in an amount equal to the dividends paid, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

      BONUS STOCK. A participant receiving bonus stock will recognize compensation taxable as ordinary income at the time the bonus stock is awarded in an amount equal to the then fair market value of such stock. This amount is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

      PERFORMANCE SHARES. A participant receiving performance shares will not recognize taxable income upon the grant of such shares and the Company will not be entitled to a tax deduction at such time. Upon the settlement of performance shares, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of any shares delivered and any cash paid by the Company, and the Company generally will be entitled to a corresponding deduction.

      SECTION 162(m) OF THE CODE. Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation's Chief Executive Officer and the corporation's four most highly compensated executive officers other than the Chief Executive Officer. However, certain types of compensation paid to such executives are not subject to the $1 million deduction limit. One such type is "qualified performance-based compensation." Qualified performance-based compensation must satisfy all of the following requirements: (i) the compensation must be payable solely on account of the attainment of preestablished objective performance measures, (ii) the performance measures must be determined by a committee consisting solely of two or more "outside directors," (iii) the material terms under which the compensation is to be paid, including the performance measures, must be approved by a majority of the corporation's stockholders and (iv) the committee administering the plan must certify that the applicable performance measures were satisfied before payment of any performance-based compensation is made. The Committee will consist solely of two or more "outside directors" as defined for purposes of Section 162(m) of the Code. As a result, and based on regulations published by the United States Department of the Treasury, certain compensation under the Plan, such as that payable with respect to options and SARs is not expected to be subject to the $1 million deduction limit under Section 162(m) of the Code, but other compensation under the Plan, such as that payable with respect to bonus stock and restricted stock is expected to be subject to such limit.

      The approval of the Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the annual meeting, in person or by proxy, and entitled to vote thereon.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE LANDAUER, INC. 1996 EQUITY PLAN, AS AMENDED AND RESTATED THROUGH
NOVEMBER 8, 2001, FOR OFFICERS AND KEY EMPLOYEES.

                   APPROVAL OF AMENDMENT AND RESTATEMENT OF
                 1997 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

GENERAL

      The board of directors is proposing for stockholder approval an amendment and restatement of the Landauer, Inc. 1997 Non-Employee Directors Stock Option Plan. The amendment and restatement, titled the "Landauer, Inc. Amended and Restated 1997 Non-Employee Directors Stock Option Plan" (the "Director Plan"), was approved by the Board of directors of the Company on November 8, 2001, subject to stockholder approval.

      The purposes of the Director Plan are (i) to align the interests of the Company's stockholders and recipients of stock options under the Director Plan by increasing the proprietary interest of such recipients in the Company's growth and success and (ii) to advance the interests of the Company by attracting and retaining well-qualified persons who are not employees of the Company for service as directors of the Company. If the nominees for director are elected at the annual meeting, the Company will have eight non-employee directors eligible to participate in the Director Plan.

      Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" approval of the Director Plan.


PROPOSED AMENDMENTS

      The Landauer, Inc. 1997 Non-Employee Directors Stock Option Plan originally was approved by stockholders at the Company's 1997 annual meeting. On November 8, 2001, the board of directors adopted the Director Plan, subject to stockholder approval, that provides, among other things, for an increase in the number of shares that may be awarded thereunder by 50,000, from 50,000 to 100,000. As of December 21, 2001, no more than
20,000 shares were available under such plan for the grant of stock options.

      The Director Plan also was amended (i) to eliminate the section providing for the one-time grant of a non-qualified option to purchase 5,000 shares of Common Stock upon election as a non-employee director and
(ii) to add a section providing that on the date of the 2002 annual meeting (or, if later, on the date on which a person is first elected or begins to serve as a non-employee director of the Company other than by reason of termination of employment), and, thereafter, on the date of each annual meeting of stockholders of the Company, each person who is a non-employee director of the Company immediately after such meeting of stockholders will be granted a non-qualified stock option to purchase 1,500 shares of Common Stock (which number of shares will be pro-rated if such non-employee director is first elected or begins to serve as a non-employee director on a date other than the date of an annual meeting of stockholders).

      In addition, the change in control provisions have been amended to modify the definition of a Change in Control (as described below) and to provide that in the event of a Change in Control, all outstanding options will be surrendered to the Company in exchange for a cash payment except, in the case of a Change in Control that constitutes a merger or similar transaction in which the stockholders receive publicly traded common stock, in addition to all outstanding options immediately becoming exercisable in full, as previously had been provided, each outstanding option will represent a right to acquire the appropriate number of shares of common stock received in the merger or similar transaction.

      The method of exercise and non-transferability provisions also have been modified slightly.

DESCRIPTION OF THE DIRECTOR PLAN

      The following is a summary of the Director Plan, which is qualified in its entirety by reference to the complete text of the Director Plan which is attached as Exhibit B to this Proxy Statement and incorporated herein by reference.

      ADMINISTRATION. The Director Plan will be administered by a committee of the board of directors (the "Committee") consisting of not less than two directors. The Compensation Committee of the board of directors is expected to serve as the Committee under the Director Plan.

      All grants of stock options under the Director Plan will be evidenced by a written agreement containing such provisions not inconsistent with the Director Plan as the Committee shall approve. The Committee will also have authority to prescribe rules and regulations for administering the Director Plan and to decide questions of interpretation or application of any provision of the Director Plan.

      AVAILABLE SHARES. Under the Director Plan, 100,000 shares of Common Stock are available for the grant of options, subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger, spin-off or other similar change or event. As of December 21, 2001, options with respect to an aggregate of 30,000 shares of Common Stock have been granted under the Director Plan. Accordingly, if the Director Plan is approved by stockholders, an aggregate of 70,000 shares will be available for the future grant of options under the Director Plan. The number of available shares will be reduced by the sum of the aggregate number of shares of Common Stock that become subject to outstanding options. To the extent that shares of Common Stock subject to an outstanding option are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such option or by reason of the delivery of shares of Common Stock to pay all or a portion of the exercise price of an option, if any, then such shares of Common Stock shall again be available under the Director Plan.

      EFFECTIVE DATE, TERMINATION AND AMENDMENT. If approved by stockholders at the annual meeting, the Director Plan will become effective as of the date of the annual meeting and will terminate on January 29, 2007, unless terminated earlier by the board of directors. The board of directors may amend the Director Plan at any time, subject to any requirement of stockholder approval required by applicable law, rule or regulation.

      GRANT AND EXERCISABILITY OF STOCK OPTIONS.   Under the Director Plan,
on the date of the 2002 annual meeting (or, if later, on the date on which a person is first elected or begins to serve as a non-employee director of the Company other than by reason of termination of employment), and, thereafter, on the date of each annual meeting of stockholders of the Company, each person who is a non-employee director of the Company immediately after such annual meeting of stockholders will be granted a non-qualified stock option to purchase 1,500 shares of Common Stock (which number of shares will be pro-rated if such non-employee director is first elected or begins to serve as a non-employee director on a date other than the date of an annual meeting of stockholders) at a purchase price per share equal to 100% of the fair market value (based on the average of the high and low transaction prices of a share of Common Stock on the American Stock Exchange) of a share of Common Stock on the date of grant of such option. The number of shares subject to the option annually granted to a non-employee director is subject to adjustment in the event of a change in the Company's capital structure or similar event. Each option granted will expire 90 days after the tenth anniversary of the date of its grant and will become exercisable in equal 500 share amounts on each of the first three anniversaries of the date of its grant.

      Upon exercise of an option, the purchase price may be paid in cash or by delivery of previously owned shares of Common Stock. The Committee also has the discretion to permit payment by a note or in installments under certain circumstances.

      NON-TRANSFERABILITY. Unless otherwise specified in the agreement relating to an option, no option granted under the Director Plan will be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company.

      TERMINATION OF DIRECTORSHIP. Subject to the provisions governing exercisability following a Change in Control, if an optionee ceases to be a member of the board of directors for any reason, each option granted under the Director Plan to such optionee will be exercisable only to the extent that such option is exercisable on the effective date of such optionee ceasing to be a member of the board of directors and may thereafter be exercised by such optionee (or such optionee's executor, administrator, legal representative, beneficiary of similar person) until and including the earlier to occur of (i) the one year anniversary of the date such optionee ceased to be a member of the board of directors and (ii) the expiration date of the term of such option (provided that if the optionee dies during the one year period following his or her cessation of membership on the board of directors, such optionee's executor, administrator, legal representative, beneficiary or similar person, as the case may be, will have not less than six months from the date of death to so exercise such option).

      CHANGE IN CONTROL. In the event of (i) certain acquisitions of 30% or more of the then outstanding shares of Common Stock, (ii) a change in the board of directors resulting in the incumbent directors ceasing to constitute at least a majority of the board of directors, (iii) the consummation of a reorganization, merger or consolidation or sale or disposition of all or substantially all of the assets of the Company (unless, among other conditions, the Company's stockholders receive more than 60% of the stock of the resulting company) or (iv) the consummation of a liquidation or dissolution of the Company, all outstanding options will be surrendered to the Company in exchange for a cash payment except, in the case of a merger or similar transaction in which the stockholders receive publicly traded common stock, all outstanding options immediately will become exercisable in full, and each option will represent a right to acquire the appropriate number of shares of common stock received in the merger or similar transaction.


FEDERAL INCOME TAX CONSEQUENCES

      The following is a brief summary of certain U.S. federal income tax consequences generally arising with respect to grants of options under the Director Plan. The following should not be relied upon as being a complete description of such consequences and does not address the state, local or other tax consequences of awards made under the Director Plan.

      A participant will not recognize any income upon the grant of an option and the Company will not be allowed a tax deduction at such time. A participant will recognize compensation taxable as ordinary income upon exercise of a stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction at the time of such exercise.

BENEFITS TABLE

      The following table sets forth the number of shares of Common Stock underlying options that automatically would be granted under the Director Plan to non-employee directors each year on the date of each annual meeting of stockholders beginning with the 2002 annual meeting if the Director Plan is approved by stockholders.

      AMENDED AND RESTATED 1997 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

Position                     Dollar Value ($)             Number of Shares
--------                     ----------------             ----------------

All Non-Employee
 Directors as a
 Group (8 persons)               $  - (1)                       12,000


      (1) The exercise price per share of options automatically granted to non-employee directors would be 100% of the fair market value of a share of Common Stock on the date of grant of the option. On January 4, 2002, the average of the high and low transaction prices of a share of Common Stock on the American Stock Exchange was $34.62.

      The approval of the Directors Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the annual meeting, in person or by proxy, and entitled to vote thereon.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE LANDAUER, INC. AMENDED AND RESTATED 1997 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN.



                             STOCKHOLDER PROPOSALS

      Proposals intended to be presented by security holders at the annual meeting of stockholders scheduled for February 5, 2003 must be received by Landauer in order to be considered for inclusion in Landauer's proxy statement and form of proxy relating to that meeting not later than September 13, 2002. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations of the Securities and Exchange Commission. In addition, under Landauer's by-laws, nominations for directorships and stockholder proposals to be acted on at the 2003 annual meeting may be made only pursuant to written notice received at Landauer's principal office on or after November 22, 2002 and on or before December 17, 2002.

      Landauer's by-laws provide that notice of a stockholder nomination for director must set forth, as to each person whom the stockholder proposes to nominate for election or re-election as director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the corporation that are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Schedule 14A under the Securities Exchange Act of 1934. Such notice must also set forth, as to the stockholder making the nomination, (i) the name and record address of such stockholder and (ii) the class and number of shares of capital stock of the corporation that are beneficially owned by such stockholder. If the chairman of the stockholder meeting determines that a stockholder nomination was not made in accordance with the procedure set forth in the bylaws, he shall so declare to the meeting and the defective nomination shall be disregarded.

      Nominations for director and stockholder proposals should be directed to Landauer, Inc., 2 Science Road, Glenwood, Illinois 60425-1586,
Attention: Secretary.


SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires Landauer's officers and directors and persons who beneficially own more than ten percent of Landauer's Common Stock ("Reporting Persons") to file reports of beneficial ownership and changes in such ownership with the Securities and Exchange Commission ("SEC"). Reporting Persons are required by SEC regulation to furnish Landauer with copies of all Section 16(a) reports they file.

      Based solely on a review of the Form 3, 4 and 5 filings received from Reporting Persons since the beginning of fiscal year 2001, Landauer is not aware of any failure to file on a timely basis any Form 3, 4 or 5 during fiscal year 2001.


                                 MISCELLANEOUS

      Landauer's 2001 Annual Report to Stockholders (which includes a copy of Landauer's Annual Report on Form 10-K for the fiscal year ended September 30, 2001) accompanies this proxy statement.

      The board of directors does not know of any business that will come before the meeting except the matters described in the notice. If other business is properly presented for consideration at the meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters.

      In the event that a quorum is not present when the meeting is convened, it is intended to vote the proxies in favor of adjourning the meeting from time-to-time until a quorum is obtained.




                               James M. O'Connell
                               Vice President, Treasurer, Secretary
                               and Chief Financial Officer


January 11, 2002

EXHIBIT A



                                LANDAUER, INC.
                               1996 EQUITY PLAN
              (As Amended and Restated through November 8, 2001)

I.  INTRODUCTION

      1.1 PURPOSES. The purposes of the 1996 Equity Plan, as Amended and Restated through November 8, 2001 (this "Plan"), of Landauer, Inc. (the "Company") and its subsidiaries from time to time (individually a "Subsidiary" and collectively the Subsidiaries") are (i) to align the interests of the Company's stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success, (ii) to advance the interests of the Company by attracting and retaining officers and other key employees and (iii) to motivate such employees to act in the long-term best interests of the Company's stockholders. For purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary.

      1.2   CERTAIN DEFINITIONS.

      "Agreement" shall mean the written agreement evidencing an award hereunder between the Company and the recipient of such award.

      "Board" shall mean the Board of Directors of the Company.

      "Bonus Stock" shall mean shares of Common Stock which are not subject to a Restriction Period or Performance Measures.

      "Bonus Stock Award" shall mean an award of Bonus Stock under this Plan.

      "Cause" shall mean any willful act of dishonesty, conviction of a felony, significant activities harmful to the reputation or business of the Company, refusal to perform or substantial disregard of duties properly assigned or significant violation of any statutory or common law duty of loyalty to the Company, in each case as determined by not less than two-thirds of the members of the Committee.

      "Change in Control" shall have the meaning set forth in Section  5.8.

      "Code" shall mean the Internal Revenue Code of 1986, as amended.

      "Committee" shall mean the Committee designated by the Board, consisting of two or more members of the Board, each of whom shall be (i) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and (ii) an "outside director" within the meaning of Section 162(m) of the Code.

      "Common Stock" shall mean the common stock, par value $.10 per share, of the Company.

      "Company" shall have the meaning set forth in Section 1.1.

      "Disability" shall mean the inability of the holder of an award to perform substantially such holder's duties and responsibilities for a continuous period of at least six months, as determined solely by the Committee.

      "Employment Termination Date" shall mean, in the case of the termination by the Company of an employee's employment, the date that the Company notifies such employee of such termination of employment and, in the case of the termination by an employee of employment with the Company, the date on which the Company shall first receive notification from such employee of such termination of employment.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      "Fair Market Value" shall mean the average of the high and low transaction prices of a share of Common Stock as reported on the American Stock Exchange on the date as of which such value is being determined, or, if the Common Stock is not listed on the American Stock Exchange, the average of the high and low transaction prices of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined, or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; PROVIDED, HOWEVER, that if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

      "Free-Standing SAR" shall mean an SAR which is not issued in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

      "Incentive Stock Option" shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

      "Non-Statutory Stock Option" shall mean a stock option which is not an Incentive Stock Option.

      "Performance Measures" shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the exercisability of all or a portion of an option or SAR or
(ii) during the applicable Restriction Period or Performance Period as a condition to the holder's receipt, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Performance Share Award, of payment with respect to such award. Such criteria and objectives may include, but are not limited to, the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return on equity, earnings of the Company, revenues, market share, cash flows or cost reduction goals, or any combination of the foregoing and any other criteria and objectives established by the Committee. In the sole discretion of the Committee, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting principles.

      "Performance Option" shall mean an Incentive Stock Option or Non-Statutory Stock Option, the exercisability of all or a portion of which is contingent upon the attainment of specified Performance Measures within a specified Performance Period.

      "Performance Period" shall mean any period designated by the Committee during which the Performance Measures applicable to a Performance Share Award or Performance Option shall be measured.

      "Performance Share" shall mean a right, contingent upon the attainment of specified Performance Measures within a specified Performance Period, to receive one share of Common Stock, which may be Restricted Stock, or in lieu thereof, the Fair Market Value of such Performance Share in cash.

      "Performance Share Award" shall mean an award of Performance Shares under this Plan.

      "Permanent and Total Disability" shall have the meaning set forth in
Section 22(e)(3) of the Code or any successor thereto.

      "Restricted Stock" shall mean shares of Common Stock which are subject to a Restriction Period.

      "Restricted Stock Award" shall mean an award of Restricted Stock under this Plan.

      "Restriction Period" shall mean any period designated by the Committee during which the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award.

      "SAR" shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

      "Stock Award" shall mean a Restricted Stock Award or a Bonus Stock
Award.

      "Tandem SAR" shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Non-Statutory Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

      "Tax Date" shall have the meaning set forth in Section 5.5.

      "Ten Percent Holder" shall have the meaning set forth in Section
2.1(a).

      1.3 ADMINISTRATION. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible officers and other key employees of the Company and its Subsidiaries: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Non-Statutory Stock Options (which may include Performance Options), (ii) SARs in the form of Tandem SARs or Free-Standing SARs, (iii) Stock Awards in the form of Restricted Stock or Bonus Stock and (iv) Performance Shares. The Committee shall, subject to the terms of this Plan, select eligible officers and other key employees for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the number of SARs and the number of Performance Shares subject to such an award, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

      To the extent permitted by applicable law, the Committee may delegate some or all of its power and authority hereunder to the President and Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to (i) the grant of an award under this Plan to any person who is a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period an award hereunder to such employee would be outstanding or (ii) the selection for participation in this Plan of an officer or other person subject to
Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer or other person.

      No member of the Board of Directors or Committee, and neither the President and Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board of Directors and the Committee and the President and Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company's Certificate of Incorporation and/or By-laws) and under any directors' and officers' liability insurance that may be in effect from time to time.

      A majority of the Committee shall constitute a quorum. Except as otherwise required by the definition of the term "Cause" in Section 1.2, the acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by a majority of the members of the Committee without a meeting.

      1.4 ELIGIBILITY. Participants in this Plan shall consist of such officers or other key employees of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time.

      1.5 SHARES AVAILABLE. Subject to adjustment as provided in Section 5.7, 760,000 shares of Common Stock shall be available under this Plan, reduced by the sum of the aggregate number of shares of Common Stock (i) that are issued upon the grant of a Stock Award and (ii) which become subject to outstanding options, outstanding Free-Standing SARs and outstanding Performance Shares. To the extent that shares of Common Stock subject to an outstanding option (other than in connection with the exercise of a Tandem SAR), Free-Standing SAR, Stock Award or Performance Share are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the delivery of shares of Common Stock to pay all or a portion of the exercise price of an award, if any, or the delivery or withholding of shares to satisfy all or a portion of the tax withholding obligations and other taxes referred to in
Section 5.5 relating to an award, then such shares of Common Stock shall again be available under this Plan.

      Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

      To the extent required by Section 162(m) of the Code and the rules and regulations thereunder, the maximum number of shares of Common Stock with respect to which options or SARs or a combination thereof may be granted during any fiscal year of the Company to any person shall be 75,000, subject to adjustment as provided in Section 5.7.

II.   STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

      2.1 STOCK OPTIONS. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Non-Statutory Stock Option. Each Incentive Stock Option shall be granted within ten years of the effective date of this Plan. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Non-Statutory Stock Options.

      Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

      (a) NUMBER OF SHARES AND PURCHASE PRICE. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; PROVIDED, HOWEVER, that the purchase price per share of Common Stock purchasable upon exercise of a Non-Statutory Stock Option or an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; PROVIDED FURTHER, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

      (b) OPTION PERIOD AND EXERCISABILITY. The period during which an option may be exercised shall be determined by the Committee; PROVIDED, HOWEVER, that no Incentive Stock Option shall be exercised later than ten years after its date of grant; PROVIDED FURTHER, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, determine that an option is to be granted as a Performance Option and may establish an applicable Performance Period and Performance Measures which shall be satisfied or met as a condition to the grant of such option or to the exercisability of all or a portion of such option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

      (c) METHOD OF EXERCISE. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of previously owned whole shares of Common Stock (which the optionee has held for at least six months prior to delivery of such shares and for which the optionee has good title, free and clear of all liens and encumbrances) having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (D) a combination of (A) and
(B), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. Notwithstanding the foregoing, the Committee shall have the discretion to permit payment to be made, in whole or in part, by a full-recourse note or in installments at such times and upon such terms as the Committee may approve; PROVIDED, HOWEVER, that, in the case of payment by any such note or installments, certificates for any shares of Common Stock issued in respect thereof shall contain such legend, if any, as may be required by, and shall otherwise be subject to the provisions of, the laws of the state of incorporation of the Company relating to the issuance of shares on such terms. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor has been paid.

      2.2 STOCK APPRECIATION RIGHTS. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

      SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

      (a) NUMBER OF SARS AND BASE PRICE. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; PROVIDED, HOWEVER, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR.

      (b) EXERCISE PERIOD AND EXERCISABILITY. The Agreement relating to an award of SARs shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. The period for the exercise of an SAR shall be determined by the Committee; PROVIDED, HOWEVER, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the exercisability of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of an SAR for shares of Common Stock, including Restricted Stock, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR and shall have rights as a stockholder of the Company in accordance with Section 5.10.

      (c) METHOD OF EXERCISE. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (i) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (ii) by executing such documents as the Company may reasonably request.

      2.3   TERMINATION OF EMPLOYMENT.

      (a) DISABILITY. Subject to paragraph (f) below and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with the Company of the holder of an option or SAR terminates by reason of Disability, each option and SAR held by such holder shall be fully exercisable and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or SAR) after such holder's Employment Termination Date and (ii) the expiration date of the term of such option or SAR.

      (b) RETIREMENT. Subject to paragraph (f) below and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with the Company of the holder of an option or SAR terminates by reason of retirement on or after age 65 (or prior to age 65 with the consent of the Committee) each option and SAR held by such holder shall be fully exercisable and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or SAR) after such holder's Employment Termination Date and (ii) the expiration date of the term of such option or SAR.

      (c) DEATH. Subject to paragraph (f) below and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with the Company of the holder of an option or SAR terminates by reason of death, each option and SAR held by such holder shall be fully exercisable and may thereafter be exercised by such holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earlier to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or SAR) after the date of death and (ii) the expiration date of the term of such option or SAR; provided, however, that, in the event that the date of death is less than six months prior to such expiration date, such holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, shall have not less than six months from the date of death to so exercise such option or SAR (except that, in the event that such option is an Incentive Stock Option, such period of exercise shall not under any circumstance extend beyond the tenth anniversary of the date of grant of such Incentive Stock Option).

      (d) OTHER TERMINATION. If the employment with the Company of the holder of an option or SAR is terminated by the Company for Cause, each option and SAR held by such holder shall terminate automatically on such holder's Employment Termination Date.

            Subject to paragraph (f) below and unless specified in the Agreement relating to an option or SAR, as the case may be, if the employment with the Company of the holder of an option or SAR terminates for any reason other than Disability, retirement on or after age 65 (or prior to age 65 with the consent of the Committee) or death, or Cause, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR is exercisable on such holder's Employment Termination Date and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of (i) the date which is three months (or such other period as set forth in the Agreement relating to such option or SAR) after such holder's Employment Termination Date and (ii) the expiration date of the term of such option or SAR.

      (e) DEATH FOLLOWING TERMINATION OF EMPLOYMENT. Subject to paragraph (f) below and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the holder of an option or SAR dies during the period set forth in Section 2.3(a) following termination of employment by reason of Disability, or if the holder of an option or SAR dies during the period set forth in Section 2.3(b) following termination of employment by reason of retirement on or after age 65 (or prior to age 65 with the consent of the Committee), or if the holder of an option or SAR dies during the period set forth in Section 2.3(d) following termination of employment for any reason other than Disability or retirement on or after age 65 (or prior to age 65 with the consent of the Committee) (or, in each case, such other period as set forth in the Agreement relating to such option or SAR), each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR, as the case may be, is exercisable on the date of such holder's death and may thereafter be exercised by the holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earlier to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or
SAR) after the date of death and (ii) the expiration date of the term of such option or SAR; PROVIDED, HOWEVER, that, in the event that the date of death is less than six months prior to such expiration date, such holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, shall have not less than six months from the date of death to so exercise such option or SAR (except that, in the event that such option is an Incentive Stock Option, such period of exercise shall not under any circumstance extend beyond the tenth anniversary of the date of grant of such Incentive Stock Option).

      (f) TERMINATION OF EMPLOYMENT - INCENTIVE STOCK OPTIONS. Unless otherwise specified in the Agreement relating to the option, if the employment with the Company of a holder of an Incentive Stock Option terminates by reason of Permanent and Total Disability, each Incentive Stock Option held by such optionee shall become fully exercisable and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earlier to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after such optionee's Employment Termination Date by reason of Permanent and Total Disability and (ii) the expiration date of the term of such option.

            Unless otherwise specified in the Agreement relating to the option, if the employment with the Company of a holder of an Incentive Stock Option terminates by reason of death, each Incentive Stock Option held by such optionee shall become fully exercisable and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of
(i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

            If the employment with the Company of the optionee of an Incentive Stock Option is terminated by the Company for Cause, each Incentive Stock Option held by such optionee shall terminate automatically on the effective date of such optionee's termination of employment. If the employment with the Company of a holder of an Incentive Stock Option terminates for any reason other than Permanent and Total Disability or death or Cause, each Incentive Stock Option held by such optionee shall be exercisable only to the extent such option is exercisable on the effective date of such optionee's termination of employment and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of (i) the date which is three months after such optionee's Employment Termination Date and (ii) the expiration date of the term of such option.

            If the holder of an Incentive Stock Option dies during the period set forth in the first paragraph of the Section 2.3(f) following termination of employment by reason of Permanent and Total Disability (or such shorter period as set forth in the Agreement relating to such option), or if the holder of an Incentive Stock Option dies during the period set forth in the third paragraph of this Section 2.3(f) following termination of employment for any reason other than Permanent and Total Disability or death or Cause, each Incentive Stock Option held by such optionee shall be exercisable only to the extent such option is exercisable on the date of the optionee's death and may thereafter be exercised by the optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.


III.  STOCK AWARDS

      3.1 STOCK AWARDS. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award or Bonus Stock Award.

      3.2 TERMS OF STOCK AWARDS. Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

      (a) NUMBER OF SHARES AND OTHER TERMS. The number of shares of Common Stock subject to a Restricted Stock Award or Bonus Stock Award and the Performance Measures (if any) and Restriction Period applicable to a Restricted Stock Award shall be determined by the Committee.

      (b) VESTING AND FORFEITURE. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if specified Performance Measures are satisfied or met during the specified Restriction Period or (ii) if the holder of such award remains continuously in the employment of the Company during the specified Restricted Period and for the forfeiture of the shares of Common Stock subject to such award (x) if specified Performance Measures are not satisfied or met during the specified Restriction Period or (y) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period.

      Bonus Stock Awards shall not be subject to any Performance Measures or Restriction Periods.

      (c) SHARE CERTIFICATES. During the Restriction Period, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder's name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), or upon the grant of a Bonus Stock Award, in each case subject to the Company's right to require payment of any taxes in accordance with Section 5.5, a certificate or certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

      (d) RIGHTS WITH RESPECT TO RESTRICTED STOCK AWARDS. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; PROVIDED, HOWEVER, that a distribution with respect to shares of Common Stock, other than a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

      3.3   TERMINATION OF EMPLOYMENT.

      (a) DISABILITY, RETIREMENT AND DEATH. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, if the employment with the Company of the holder of such award terminates by reason of Disability, retirement on or after age 65 (or prior to age 65 with the consent of the Committee) or death, the Restriction Period shall terminate as of such holder's Employment Termination Date and all Performance Measures, if any, applicable to such award shall be deemed to have been satisfied at the maximum level.

      (b) OTHER TERMINATION. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, if the employment with the Company of the holder of a Restricted Stock Award terminates for any reason other than Disability, retirement on or after age 65 (or prior to age 65 with the consent of the Committee) or death, the portion of such award which is subject to a Restriction Period on such holder's Employment Termination Date shall be forfeited and such portion shall be cancelled by the Company.


IV.   PERFORMANCE SHARE AWARDS

      4.1 PERFORMANCE SHARE AWARDS. The Committee may, in its discretion, grant Performance Share Awards to such eligible persons as may be selected by the Committee.

      4.2 TERMS OF PERFORMANCE SHARE AWARDS. Performance Share Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

      (a) NUMBER OF PERFORMANCE SHARES AND PERFORMANCE MEASURES. The number of Performance Shares subject to any award and the Performance Measures and Performance Period applicable to such award shall be determined by the Committee.

      (b) VESTING AND FORFEITURE. The Agreement relating to a Performance Share Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such award, if specified Performance Measures are satisfied or met during the specified Performance Period, and for the forfeiture of such award, if specified Performance Measures are not satisfied or met during the specified Performance Period.

      (c) SETTLEMENT OF VESTED PERFORMANCE SHARE AWARDS. The Agreement relating to a Performance Share Award (i) shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. If a Performance Share Award is settled in shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with
Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the settlement of a Performance Share Award in shares of

Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

      4.3   TERMINATION OF EMPLOYMENT.

      (a) DISABILITY, RETIREMENT AND DEATH. Unless otherwise set forth in the Agreement relating to a Performance Share Award, if the employment with the Company of the holder of such award terminates by reason of Disability, retirement on or after age 65 (or prior to age 65 with the consent of the Committee) or death, all Performance Measures applicable to such award shall be deemed to have been satisfied at the maximum level (if none of the Performance Measures are required to be satisfied prior to the date of such termination of employment) or a level proportionate with the actual performance, determined on a weighted average basis during the portion of the Performance Period that shall have expired prior to such termination of employment (if any of the Performance Measures are required to be satisfied prior to the date of such termination of employment), and the Performance Period applicable to such award shall thereupon terminate.

      (b) OTHER TERMINATION. Unless otherwise set forth in the Agreement relating to a Performance Share Award, if the employment with the Company of the holder of a Performance Share Award terminates for any reason other than Disability, retirement on or after age 65 or death, the portion of such award which is subject to a Performance Period on such holder's Employment Termination Date shall be forfeited and such portion shall be cancelled by the Company.


      V.    GENERAL

      5.1 EFFECTIVE DATE AND TERM OF PLAN. This Plan shall be submitted to the stockholders of the Company for approval and, if approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the 2002 annual meeting of stockholders, shall become effective on the date of such approval. This Plan shall terminate on February 3, 2009, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

      Awards hereunder may be made at any time prior to the termination of this Plan, provided that no award may be made later than 10 years after the effective date of this Plan. In the event that this Plan is not approved by the stockholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect.

      5.2 AMENDMENTS. The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation including Rule 16b-3 under the Exchange Act and Section 162(m) of the Code; PROVIDED, HOWEVER, that no amendment shall be made without stockholder approval if such amendment would (a) increase the maximum number of shares of Common Stock available for issuance under this Plan (subject to Section 5.7), (b) reduce the minimum purchase price in the case of an option or the base price in the case of an SAR, (c) effect any change inconsistent with Section 422 of the Code or (d) extend the term of this Plan. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

      5.3 AGREEMENT. Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and the recipient of such award and, upon execution by each party and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

      5.4 NON-TRANSFERABILITY OF STOCK OPTIONS, SARS AND PERFORMANCE SHARES. Unless otherwise specified in the Agreement relating to an option, SAR or Performance Share, no option, SAR or Performance Share shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Each option, SAR or Performance Share may be exercised or settled during the holder's lifetime only by the holder or the holder's legal representative or similar person. Except as permitted by the second preceding sentence, no option, SAR or Performance Share may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option, SAR or Performance Share, such award and all rights thereunder shall immediately become null and void.

      5.5 TAX WITHHOLDING AND OTHER SETTLEMENTS IN LIEU OF TAXES. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date"), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

      5.6 RESTRICTIONS ON SHARES. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

      5.7 ADJUSTMENT. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option and the purchase price per security, the terms of each outstanding SAR, the number and class of securities subject to each outstanding Stock Award, and the terms of each outstanding Performance Share shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (i) available under this Plan, such fractional security shall be disregarded, or (ii) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the exercise or base price, if any, of such award.

      5.8   CHANGE IN CONTROL.

      (a) (1) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive shares of common stock that are registered under Section 12 of the Exchange Act, (i) all outstanding options and SARs shall immediately become exercisable in full, (ii) the Restriction Period applicable to any outstanding Restricted Stock Award shall lapse, (iii) the Performance Period applicable to any outstanding Performance Share shall lapse, (iv) the Performance Measures applicable to any outstanding award shall be deemed to be satisfied at the maximum level and (v) there shall be substituted for each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share in the case of an option and the base price in the case of an SAR shall be appropriately adjusted by the Committee (whose determination shall be final, binding and conclusive), such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price.

      (2) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(1) or (2) below, or in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive consideration other than shares of common stock that are registered under
Section 12 of the Exchange Act, each outstanding award shall be surrendered to the Company by the holder thereof, and each such award shall immediately be canceled by the Company, and the holder shall receive, within ten days of the occurrence of a Change in Control, a cash payment from the Company in an amount equal to (i) in the case of an option, the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the purchase price per share of Common Stock subject to the option, (ii) in the case of a Free-Standing SAR, the number of shares of Common Stock then subject to such SAR, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the base price of the SAR, (iii) in the case of a Restricted Stock Award or Performance Share Award, the number of shares of Common Stock or the number of Performance Shares, as the case may be, then subject to such award, multiplied by the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control. In the event of a Change in Control, each Tandem SAR shall be surrendered by the holder thereof and shall be canceled simultaneously with the cancellation of the related option.

      (b)   "Change in Control" shall mean:

      (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either
(i) the then outstanding shares of common stock of the Company (the "Outstanding Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 5.8(b); PROVIDED FURTHER, that for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 30% or more of the Outstanding Common Stock or 30% or more of the Outstanding Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Common Stock or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

      (2) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person other than the Board for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

      (3) the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be, (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 30% or more of the Outstanding Common Stock or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 30% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

      (4) the consummation of a plan of complete liquidation or dissolution of the Company.

      5.9 NO RIGHT OF PARTICIPATION OR EMPLOYMENT. No person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

      5.10 RIGHTS AS STOCKHOLDER. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

      5.11 DESIGNATION OF BENEFICIARY. A holder of an award may file with the Committee a written designation of one or more persons as such holder's beneficiary or beneficiaries (both primary and contingent) in the event of the holder's death. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR.

      Each beneficiary designation shall become effective only when filed in writing with the Committee during the holder's lifetime on a form prescribed by the Committee. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

      If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding option and SAR hereunder held by such holder, to the extent exercisable, may be exercised by such holder's executor, administrator, legal representative or similar person.

      5.12 GOVERNING LAW. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

EXHIBIT B


                                LANDAUER, INC.
                             AMENDED AND RESTATED
                 1997 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN


I.  INTRODUCTION

      1.1 PURPOSES. The purposes of the Amended and Restated 1997 Non-Employee Directors Stock Option Plan (this "Plan") of Landauer, Inc., a Delaware corporation (the "Company"), and its subsidiaries from time to time (individually a "Subsidiary" and collectively the "Subsidiaries"), are to align the interests of the Company's stockholders and the recipients of options under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success and to advance the interests of the Company by attracting and retaining well-qualified persons who are not employees of the Company for service as directors of the Company. For purposes of this Plan, references to service on behalf of the Company shall also mean service on behalf of a Subsidiary.

      1.2 ADMINISTRATION. This Plan shall be administered by a committee (the "Committee") designated by the Board of Directors of the Company (the "Board") consisting of two or more members of the Board.

      The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof and establish rules and regulations it deems necessary or desirable for the administration of this Plan. All such interpretations, rules and regulations shall be conclusive and binding on all parties. Each option hereunder shall be evidenced by a written agreement (an "Agreement") between the Company and the optionee setting forth the terms and conditions applicable to such option. The Committee shall determine the form of the Agreement.

      No member of the Board of Directors or the Committee shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company's Certificate of Incorporation and/or By-laws) and under any directors' and officers' liability insurance that may be in effect from time to time.

      A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (a) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (b) acts approved in writing by all of the members of the Committee without a meeting.

      1.3 ELIGIBILITY. Each member of the Board of Directors of the Company who is not an employee, either full-time or part-time, of the Company or a Subsidiary (a "Non-Employee Director") shall be eligible to participate in this Plan and receive a grant of options to purchase shares of Common Stock (as defined in Section 1.4) in accordance with Article II.

      1.4 SHARES AVAILABLE. Subject to adjustment as provided in Section 3.6, 100,000 shares of the common stock, par value $.10 per share, of the Company ("Common Stock"), shall be available for grants of options under this Plan, reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding options. To the extent that shares of Common Stock subject to an outstanding option are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such option or by reason of the delivery of shares of Common

Stock to pay all or a portion of the exercise price of such option, then such shares of Common Stock shall again be available under this Plan. Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.


II.   STOCK OPTIONS

      2.1 GRANTS OF STOCK OPTIONS. Each Non-Employee Director shall be granted non-qualified stock options as follows:

      (a) TIME OF GRANT. On the date of the 2002 annual meeting of stockholders of the Company (or, if later, on the date on which a person is first elected or begins to serve as an Non-Employee Director, other than by reason of termination of employment with the Company), and, thereafter, on the date of each annual meeting of stockholders of the Company, each person who is a Non-Employee Director immediately after such meeting of stockholders shall be granted an option to purchase 1,500 shares of Common Stock (which amount shall be pro-rated if such Non-Employee Director is first elected or begins to serve as a Non-Employee Director on a date other than the date of an annual meeting of stockholders) at a purchase price per share equal to the Fair Market Value of the Common Stock on the date of grant of such option. For purposes of this Plan, "Fair Market Value" shall mean the average of the high and low transaction prices of a share of Common Stock as reported on The American Stock Exchange on the date as of which such value is being determined or, if the Common Stock is not listed on The American Stock Exchange, the average of the high and low transaction prices of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined, or, if there shall be no reported transactions on such date, on the next preceding date for which transactions were reported; PROVIDED, HOWEVER, that if Fair Market Value for any date cannot be determined as above provided, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

      (b) OPTION PERIOD AND EXERCISABILITY. Except as otherwise provided herein, each option granted under this Article II shall not be exercisable during the first year following its date of grant. Thereafter, such option may be exercised: (i) on and after the first anniversary of its date of grant, for up to 500 shares of Common Stock subject to such option on its date of grant, (ii) on and after the second anniversary of its date of grant, for up to an additional 500 (1000 on a cumulative basis) shares of Common Stock subject to such option on its date of grant; and (iii) on and after the third anniversary of its date of grant, for up to the remaining 500 (all shares on a cumulative basis) shares of Common Stock subject to such option on its date of grant. Subject to Section 2.1(d) and (e), each option granted under this Article II shall expire 90 days after the tenth year anniversary of its date of grant. An exercisable option, or portion thereof, may be exercised in whole or in part only with respect to whole shares of Common Stock.

      (c) METHOD OF EXERCISE. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash, (B) by delivery (either by actual delivery or attestation procedures established by the Company) of previously owned whole shares of Common Stock (which the optionee has held for at least six months prior to the delivery of such shares or which the optionee purchased on the open market and for which the optionee has good title, free and clear of all liens and encumbrances) having a Fair Market

Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (D) a combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the option and
(ii) by executing such documents as the Company may reasonably request. Notwithstanding the foregoing, the Committee shall have discretion to permit payment to be made, in whole or in part, by a full-recourse note or in installments at such time and upon such terms as the Committee may approve; PROVIDED, HOWEVER, that in the case of payment by any such note or installments, certificates for any shares of Common Stock issued in respect thereof shall contain such legend, if any, as may be required by, and shall otherwise be subject to the provisions of, the laws of the state of incorporation of the Company relating to the issuance of shares on such terms. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor has been paid.

      (d) TERMINATION OF DIRECTORSHIP. Subject to Section 3.7, if the holder of an option granted under this Article II shall cease to be a member of the Board for any reason, each such option held by such optionee shall be exercisable only to the extent that such option is exercisable on the effective date of such holder's ceasing to be a member of the Board and may thereafter be exercised by such optionee (or such optionee's executor, administrator, legal representative, beneficiary or similar person) until and including the earlier to occur of (i) the date which is one year after the date such optionee ceased to be a member of the Board and (ii) the expiration date of the term of such option.

      (e) DEATH FOLLOWING TERMINATION OF DIRECTORSHIP. If the holder of an option granted under this Article II dies during the one year period following the date on which such optionee ceased to be a member of the Board, each such option held by such holder shall be exercisable only to the extent that such option is exercisable on the date of the holder's death and may thereafter be exercised by such holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earlier to occur of (i) the date which is one year after the date of death and (ii) the expiration date of the term of such option; PROVIDED, HOWEVER, that, in the event that the date of death is less than six months prior to such expiration date, such holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, shall have not less than six months from the date of death to so exercise such option.


III.  GENERAL

      3.1 EFFECTIVE DATE AND TERM OF PLAN. This Plan shall be submitted to the stockholders of the Company for approval and, if approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the 2002 annual meeting of stockholders, shall become effective on the date of such approval. In the event that this Plan is not approved by the stockholders of the Company, this Plan shall be null and void and of no force or effect. This Plan shall terminate on January 29, 2007, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any option granted prior to termination.

      Options may be granted hereunder at any time prior to the termination of this Plan.

      3.2 AMENDMENTS. The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation. No amendment may impair the rights of a holder of an outstanding option without the consent of such holder.

      3.3 AGREEMENT. No option shall be valid until an Agreement is executed by the Company and the optionee and, upon execution by the Company and the optionee and delivery of the Agreement to the Company, such option shall be effective as of the effective date set forth in the Agreement.

      3.4   NON-TRANSFERABILITY.   Unless otherwise specified in the
Agreement relating to any option, no option hereunder shall be transferable other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company, as set forth in the Agreement relating to such option. Except to the extent permitted by the foregoing sentence, each option may be exercised during the optionee's lifetime only by the optionee or the optionee's legal representative or similar person. Except as permitted by the second preceding sentence, no option hereunder shall be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option hereunder, such option and all rights thereunder shall immediately become null and void.

      3.5 RESTRICTIONS ON SHARES. Each option hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such option upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the purchase or delivery of shares thereunder, such shares shall not be purchased or delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained,
free of any conditions not acceptable to the Company.   The Company may
require that certificates evidencing shares of Common Stock delivered pursuant to any option hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

      3.6 ADJUSTMENT. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option and the number and class of securities to vest annually, the purchase price per security, and the number of securities subject to each option to be granted to Non-Employee Directors pursuant to
Article II shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options without an increase in the aggregate purchase price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an option under this Plan, the Company shall pay the optionee, in connection with the first exercise of the option in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (x) the Fair Market Value on the exercise date over (y) the exercise price of the option.

      3.7   CHANGE IN CONTROL.

      (a)   (1)   Notwithstanding any provision in this Plan or any
Agreement, in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive shares of common stock that are registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (i) all outstanding options shall immediately become exercisable in full and (ii) there shall be substituted for each share of Common Stock available under this Plan, whether or not then subject to an outstanding option, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share shall be appropriately adjusted by the Committee (whose determination shall be final, binding and conclusive), such adjustment to be made without an increase in the aggregate purchase price.

      (2) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(1) or (2) below, or in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive consideration other than shares of common stock that are registered under
Section 12 of the Exchange Act, each outstanding option shall be surrendered to the Company by the holder thereof, and each such option shall immediately be canceled by the Company, and the holder shall receive, within ten days of the occurrence of a Change in Control, a cash payment from the Company in an amount equal to the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the purchase price per share of Common Stock subject to the option.

      (b)   "Change in Control" shall mean:

      (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either
(i) the then outstanding shares of common stock of the Company (the "Outstanding Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 3.7(b); provided further, that for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 30% or more of the Outstanding Common Stock or 30% or more of the Outstanding Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Common Stock or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

      (2) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person other than the Board for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

      (3) the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be, (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 30% or more of the Outstanding Common Stock or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 30% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

      (4) the consummation of a plan of complete liquidation or dissolution of the Company.

      3.8 NO RIGHT OF CONTINUED SERVICE. Neither this Plan nor any option granted hereunder shall confer upon any person any right to continued services as a director of the Company, any Subsidiary or any affiliate of the Company.

      3.9 RIGHTS AS STOCKHOLDER. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock which are subject to an option hereunder until such person becomes a stockholder of record with respect to such shares of Common Stock.

      3.10 DESIGNATION OF BENEFICIARY. Each optionee may file with the Committee a written designation of one or more persons as such optionee's beneficiary or beneficiaries (both primary and contingent) in the event of the optionee's death. To the extent an outstanding option granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option.

      Each beneficiary designation shall become effective only when filed in writing with the Committee during the optionee's lifetime on a form prescribed by the Committee. The spouse of a married optionee domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

      If an optionee fails to designate a beneficiary, or if all designated beneficiaries of an optionee predecease the optionee, then each outstanding option hereunder held by such optionee, to the extent exercisable, may be exercised by such optionee's executor, administrator, legal representative or similar person.

      3.11 GOVERNING LAW. This Plan, each option hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Internal Revenue Code of 1986, as amended, or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.


















































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